UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 20, 2016

Northern Power Systems Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

British Columbia	000-55184	98-1181717
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

29 Pitman Road, Barre, Vermont		05641
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	802-461-2955

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

As described in Item 5.02 of this Form 8-K, the employment of Lawrence Willey, chief operating officer of Northern Power Systems Corp. (the "Company"), ended on May 20, 2016, and his employment agreement dated May 27, 2014 terminated as of such date. Mr. Willey’s employment agreement provides for certain severance payments and benefits in the event of termination of his employment without cause. To the extent required by Item 1.02 of Form 8-K, the information contained in Item 5.02 of this Current Report on Form 8-K regarding Mr. Willey is incorporated by reference into this Item 1.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Willey’s employment with the Company ended on May 20, 2016. The Company eliminated, effective May 20, 2016, the position of chief operating officer held by Mr. Willey as of that date as part of a strategic refocusing of the Company’s business. The responsibilities previously associated with that position will be assumed by other members of the Company’s management team, including Ciel Caldwell, the company’s current chief financial officer, who will be adding operational leadership to her role going forward as the senior vice president of operations and finance.

Item 8.01 Other Events.

On May 23, 2016, the Company issued a press release regarding the matters described in this Current Report on Form 8-K. In addition, the press release stated that:

(1) the Company will dedicate its focus to distributed energy solutions, including the design, manufacture and sale of distributed wind turbines and integrated microgrid and distributed energy storage solutions, featuring its state-of-the-art controller and smart power converters;

(2) the Company is exploring arrangements to further monetize the its investment in its utility scale wind businesses and technology; and

(3) the Company is taking steps to realign its workforce and streamline operations consistent with its renewed focus on the design and sale of distributed energy solutions.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated here-in by reference

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this Report:

Ex. No. 99-1 Press release dated May 23, 2016, issued by Northern Power Systems Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northern Power Systems Corp.

May 23, 2016	By:	/s/ Ciel R. Caldwell

Name: Ciel R. Caldwell
Title: Senior Vice President of Operations and Finance

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 23, 2016, issued by Northern Power Systems Corp.